SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          -----------------------------

___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)


                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                    41-1592157
(Jurisdiction of incorporation or                      (I.R.S. Employer
organization if not a U.S. national                    Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                 55479
(Address of principal executive offices)               (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)
                          -----------------------------

                            GB PROPERTY FUNDING CORP.
               (Exact name of obligor as specified in its charter)

DELAWARE                                               75-2502290
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)

C/O SANDS HOTEL AND CASINO
INDIANA AVENUE AND BRIGHTON PARK
ATLANTIC CITY, NEW JERSEY                              08401
(Address of principal executive offices)               (Zip code)

                          -----------------------------
                               11% NOTES DUE 2005
                       (Title of the indenture securities)
================================================================================


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Item 1.  General Information.  Furnish the following information as to the trustee:


                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.


                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility.

                                    Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.***

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b.       A copy  of the  certificate  of the
                                    Comptroller of the Currency dated January 2,
                                    1934,  approving  the  consolidation  of The
                                    Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and
                                    Trust   Company   of
                                    Minneapolis to Northwestern National Bank of
                                    Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the  Currency,  acknowledging  receipt of
                                    notice of name change  effective May 1, 1983
                                    from    Northwestern    National   Bank   of
                                    Minneapolis  to  Norwest  Bank  Minneapolis,
                                    National Association.*

e.                                  A copy of the letter  dated  January 4, 1988
                                   from the  Administrator  of National
                                    Banks for the  Comptroller  of the  Currency
                                    certifying  approval  of  consolidation  and
                                    merger effective  January 1, 1988 of Norwest
                                    Bank Minneapolis,  National Association with
                                    various  other  banks  under  the  title  of
                                    "Norwest    Bank     Minnesota,     National
                                    Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National
                                    Banks for the  Comptroller  of the  Currency
                                    certifying    approval   of    consolidation
                                    effective  July  8,  2000  of  Norwest  Bank
                                    Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.   Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.   Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.   A copy of the latest report of condition
                      of  the  trustee  published  pursuant  to  law or the
                      requirements   of  its   supervising   or   examining
                      authority.**

         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.







         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         ** Incorporated by reference to exhibit number 25 filed with registration statement number 333-64538.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 28th day of August 2001.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                           /s/ Jane Y. Schweiger
                                               Jane Y. Schweiger
                                               Assistant Vice President


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                                    EXHIBIT 6




August 28, 2001



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Jane Y. Schweiger_______
                                            Jane Y. Schweiger
                                            Assistant Vice President